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                                  EXHIBIT 99.2


PRO FORMA FINANCIAL INFORMATION

   UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

      Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003
      Unaudited Pro Forma Combined Statement of Income for the Six Months Ended June 30, 2003
      Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2002
      Notes to Unaudited Pro Forma Combined Financial Statements

                            VALERO ENERGY CORPORATION

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


The following unaudited pro forma combined financial statements give effect to the Orion acquisition as described in Valero's Form 8-K filed on July 15, 2003. The unaudited pro forma combined balance sheet as of June 30, 2003 is presented as if the Orion acquisition had occurred on that date. The unaudited pro forma combined statements of income for the six months ended June 30, 2003 and the year ended December 31, 2002 assume that the acquisition occurred on January 1, 2002. The Orion acquisition is being accounted for using the purchase method of accounting, with the purchase price allocated to the assets acquired and liabilities assumed based on estimated fair values, pending the completion of an independent appraisal and other evaluations.

The unaudited pro forma combined financial statements should be read in conjunction with (i) the historical consolidated financial statements of Valero included in its quarterly report on Form 10-Q for the six months ended June 30, 2003 and its annual report on Form 10-K for the year ended December 31, 2002, and (ii) the historical consolidated financial statements of Orion Refining Corporation included in this Form 8-K/A for the six months ended June 30, 2003 and in Valero's Form 8-K/A filed on August 12, 2003 for the year ended December 31, 2002. The unaudited pro forma combined financial statements are not necessarily indicative of the financial position that would have been obtained or the financial results that would have occurred if the Orion acquisition had been consummated on the dates indicated, nor are they necessarily indicative of the financial position or financial results in the future. The pro forma adjustments, as described in the Notes to Pro Forma Combined Financial Statements, are based upon available information and upon certain assumptions that Valero's management believes are reasonable.

                            VALERO ENERGY CORPORATION

                        PRO FORMA COMBINED BALANCE SHEET
                                  JUNE 30, 2003
                                  (IN MILLIONS)
                                   (UNAUDITED)

                                                                            Valero        Orion         Pro Forma      Pro Forma
                                                                          Historical    Historical     Adjustments     Combined
                                                                          ----------    ----------    -------------    ---------
                                 ASSETS
Current assets:
     Cash and temporary cash investments .............................     $   697.5    $     14.5    $  (14.5) (a)    $   389.8
                                                                                                        (307.7) (b)
     Restricted cash .................................................          28.9           4.6        (4.6) (a)         28.9
     Receivables, net ................................................       1,069.3           4.8        (4.8) (a)      1,069.3
     Inventories .....................................................       1,692.2         144.6      (144.6) (a)      1,846.7
                                                                                                         154.5  (b)
     Prepaid expenses and other current assets .......................          76.3          68.0       (68.0) (a)         76.3
                                                                           ---------    ----------    --------         ---------
          Total current assets .......................................       3,564.2         236.5      (389.7)          3,411.0
                                                                           ---------    ----------    --------         ---------

Property, plant and equipment, at cost ...............................       8,641.8         795.1      (795.1) (a)      9,058.3
                                                                                                         416.5  (b)
Less: accumulated depreciation .......................................      (1,353.4)       (194.2)      194.2  (a)     (1,353.4)
                                                                           ---------    ----------    --------         ---------
     Property, plant and equipment, net ..............................       7,288.4         600.9      (184.4)          7,704.9
                                                                           ---------    ----------    --------         ---------

Intangible assets, net ...............................................         359.3            --          --             359.3
Goodwill .............................................................       2,438.0            --          --           2,438.0
Investment in Valero L.P. ............................................         263.1            --          --             263.1
Deferred charges and other assets, net ...............................         554.9          39.5       (39.5) (a)        554.9
                                                                           ---------    ----------    --------         ---------
          Total assets ...............................................     $14,467.9    $    876.9    $ (613.6)        $14,731.2
                                                                           =========    ==========    ========         =========

            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Liabilities not subject to compromise:
  Current liabilities:
     Short-term debt and current portion of long-term debt ...........     $    41.0    $     44.9   $   (44.9) (a)    $    41.0
     Accounts payable ................................................       1,826.1         180.4      (180.4) (a)      1,826.1
     Accrued expenses ................................................         322.2          71.9       (71.9) (a)        328.2
                                                                                                           6.0  (b)
     Taxes other than income taxes ...................................         318.9           8.8        (8.8) (a)        318.9
     Income taxes payable ............................................          60.3            --          --              60.3
     Current deferred income tax liabilities .........................          29.7            --          --              29.7
                                                                           ---------    ----------    --------         ---------
          Total current liabilities ..................................       2,598.2         306.0      (300.0)          2,604.2
                                                                           ---------    ----------    --------         ---------
Liabilities subject to compromise ....................................            --       1,247.4    (1,247.4) (a)           --
                                                                           ---------    ----------    --------         ---------
Long-term debt, less current portion .................................       4,433.9            --          --           4,433.9
                                                                           ---------    ----------    --------         ---------
Deferred income tax liabilities ......................................       1,362.2            --          --           1,362.2
                                                                           ---------    ----------    --------         ---------
Other long-term liabilities ..........................................         904.3            --        28.4  (b)        932.7
                                                                           ---------    ----------    --------         ---------

Company-obligated preferred securities
     of subsidiary trusts ............................................         172.5            --          --             172.5
                                                                           ---------    ----------    --------         ---------
Stockholders' equity (deficit):
     Mandatory convertible preferred stock ...........................            --            --       228.9  (b)        228.9
     Common stock ....................................................           1.1            --          --               1.1
     Additional paid-in capital ......................................       3,678.3       1,709.0    (1,709.0) (a)      3,678.3
     Retained earnings (accumulated deficit) .........................       1,190.2      (2,385.5)    2,385.5  (a)      1,190.2
     Treasury stock, at cost .........................................          (9.6)           --          --              (9.6)
     Accumulated other comprehensive income ..........................         136.8            --          --             136.8
                                                                           ---------    ----------    --------         ---------
          Total stockholders' equity (deficit) .......................       4,996.8        (676.5)      905.4           5,225.7
                                                                           ---------    ----------    --------         ---------
          Total liabilities and stockholders' equity (deficit) .......     $14,467.9    $    876.9    $ (613.6)        $14,731.2
                                                                           =========    ==========    ========         =========

             See notes to pro forma combined financial statements.

                            VALERO ENERGY CORPORATION

                     PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                 Valero          Orion          Pro Forma          Pro Forma
                                                               Historical      Historical      Adjustments          Combined
                                                               ----------      ----------      -----------         ----------
Operating revenues .......................................     $ 18,536.9      $  1,066.7      $       --          $ 19,603.6
                                                               ----------      ----------      ----------          ----------

Costs and expenses:
     Cost of sales and refining operating expenses .......       17,178.5         1,118.6              --            18,297.1
     Retail selling expenses .............................          342.9              --              --               342.9
     Administrative expenses .............................          146.2            17.9              --               164.1
     Depreciation and amortization expense ...............          236.8            18.7           (18.7) (c)          244.3
                                                                                                      7.5  (c)
    Reorganization expenses ..............................             --             3.3              --                 3.3
                                                               ----------      ----------      ----------          ----------
        Total costs and expenses .........................       17,904.4         1,158.5           (11.2)           19,051.7
                                                               ----------      ----------      ----------          ----------

Operating income (loss) ..................................          632.5           (91.8)           11.2               551.9
Equity in earnings of Valero L.P. ........................           10.7              --              --                10.7
Other income (expense), net ..............................           (5.6)            0.2            (0.2) (d)           (5.6)
Interest and debt expense:
     Incurred ............................................         (147.5)          (74.6)           74.6  (d)         (147.5)
     Capitalized .........................................            9.2             0.5            (0.5) (d)            9.2
Minority interest in net income of Valero L.P. ...........           (2.4)             --              --                (2.4)
Distributions on preferred securities of subsidiary trusts          (15.0)             --              --               (15.0)
                                                               ----------      ----------      ----------          ----------
Income (loss) before income tax expense (benefit) ........          481.9          (165.7)           85.1               401.3
Income tax expense (benefit) .............................          183.1              --           (30.6) (e)          152.5
                                                               ----------      ----------      ----------          ----------

Net income (loss) ........................................     $    298.8      $   (165.7)     $    115.7          $    248.8
                                                               ==========      ==========      ==========          ==========

Net income (loss) available to common stockholders:
     Net income (loss) ...................................     $    298.8      $   (165.7)     $    115.7          $    248.8
     Dividends on mandatory convertible preferred stock ..             --              --            (2.3) (f)           (2.3)
                                                               ----------      ----------      ----------          ----------

     Net income (loss) available to common stockholders ..     $    298.8      $   (165.7)     $    113.4          $    246.5
                                                               ==========      ==========      ==========          ==========

Earnings per common share ................................     $     2.69                                          $     2.22
     Weighted average common shares outstanding ..........          111.0              --              --               111.0

Earnings per common share
 -assuming dilution ......................................     $     2.59                                          $     2.04

     Weighted average common equivalent shares
      outstanding ........................................          115.5              --             6.7 (g)           122.2

Dividends per common share ...............................     $     0.20                                          $     0.20

             See notes to pro forma combined financial statements.

                            VALERO ENERGY CORPORATION

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                 Valero          Orion          Pro Forma         Pro Forma
                                                               Historical      Historical      Adjustments         Combined
                                                               ----------      ----------      -----------        ----------
Operating revenues .......................................     $ 26,976.2      $  1,995.4      $       --         $ 28,971.6
                                                               ----------      ----------      ----------         ----------

Costs and expenses:
     Cost of sales and refining operating expenses .......       25,126.6         2,072.3              --           27,198.9
     Retail selling expenses .............................          647.3              --              --              647.3
     Administrative expenses .............................          282.1            41.2              --              323.3
     Depreciation and amortization expense ...............          449.3            33.1           (33.1) (c)         464.3
                                                                                                     15.0  (c)
                                                               ----------      ----------      ----------         ----------
        Total costs and expenses .........................       26,505.3         2,146.6           (18.1)          28,633.8
                                                               ----------      ----------      ----------         ----------

Operating income (loss) ..................................          470.9          (151.2)           18.1              337.8
Other income (expense), net ..............................            8.6             0.4            (0.2) (d)           8.8
Interest and debt expense:
     Incurred ............................................         (301.9)         (137.8)          137.8  (d)        (301.9)
     Capitalized .........................................           16.2             2.7            (2.7) (d)          16.2
Minority interest in net income of Valero L.P. ...........          (14.1)             --              --              (14.1)
Distributions on preferred securities of subsidiary trusts          (30.0)             --              --              (30.0)
                                                               ----------      ----------      ----------         ----------
Income (loss) before income tax expense (benefit) ........          149.7          (285.9)          153.0               16.8
Income tax expense (benefit) .............................           58.2              --           (54.6) (e)           3.6
                                                               ----------      ----------      ----------         ----------

Net income (loss) ........................................     $     91.5      $   (285.9)     $    207.6         $     13.2
                                                               ==========      ==========      ==========         ==========

Net income (loss) available to common stockholders:
     Net income (loss) ...................................     $     91.5      $   (285.9)     $    207.6         $     13.2
     Dividends on mandatory convertible preferred stock ..             --              --            (4.6) (f)          (4.6)
                                                               ----------      ----------      ----------         ----------

     Net income (loss) available to common stockholders ..     $     91.5      $   (285.9)     $    203.0         $      8.6
                                                               ==========      ==========      ==========         ==========

Earnings per common share ................................     $     0.86                                         $     0.08
     Weighted average common shares outstanding ..........          105.8              --              --              105.8

Earnings per common share
  - assuming dilution ....................................     $     0.83                                         $     0.08

     Weighted average common equivalent shares
        outstanding ......................................          110.1              --              --  (h)         110.1

Dividends per common share ...............................     $     0.40                                         $     0.40

             See notes to pro forma combined financial statements.

                            VALERO ENERGY CORPORATION

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


(a) To reverse the historical cost of the individual assets and liabilities of Orion, and the offsetting stockholders' deficit.

(b) To reflect the allocation of the purchase price, including $3.7 million of transaction costs incurred in the acquisition, to the assets acquired and liabilities assumed. Valero acquired Orion's refinery assets (consisting of a single refinery complex) and the hydrocarbon and warehouse inventories at the refinery, and it assumed certain vendor contracts (no liabilities related to the vendor contracts that existed as of the acquisition date were assumed) and certain environmental and regulatory liabilities. The allocation, as reflected below (in millions), is preliminary and is based on estimated fair values, pending the completion of an independent appraisal and other evaluations.

                  Inventories                                       $  154.5
                  Refinery property, plant and equipment               416.5
                  Accrued expenses -
                       Environmental and regulatory liabilities         (5.0)
                       Other                                            (1.0)
                  Other long-term liabilities -
                       Environmental and regulatory liabilities        (25.0)
                       Postretirement benefits                          (3.4)
                                                                    --------
                           Total Purchase Price                     $  536.6
                                                                    ========

     The total purchase price consists of (1) the issuance by Valero of $228.9 million stated value of mandatory convertible preferred stock (net of $21.1 million stated value of mandatory convertible preferred stock held in escrow pending the satisfaction of possible claims under the purchase agreement), and (2) cash of $307.7 million. The mandatory convertible preferred stock has been reflected at its stated value of $25 per share pending an independent appraisal of its value. Management expects that the appraisal will reflect a value that is approximately 10% to 15% lower than the stated value, but such amount is not currently known.

     Valero assumed certain environmental and regulatory liabilities including certain remediation obligations, site restoration costs and certain liabilities relating to soil and groundwater contamination. The amounts reflected above for assumed environmental and regulatory liabilities are estimates based on preliminary information and studies. Management expects that adjustments to the assumed liabilities are possible, although such adjustments are not expected to be material.

     Management does not expect to allocate any of the purchase price to identifiable intangible assets. Management believes that customer contracts have limited value since they are generally short-term in nature, while the licenses, intellectual property, etc. that were acquired in connection with the Orion refinery generally were either legally restricted from sale or transfer or had useful lives similar to the associated assets. The results of the pending appraisal, however, may reflect a value for certain identifiable intangible assets, but if so, such amounts are not expected to be material. Management also does not expect that any goodwill or non-amortizable intangible assets will be recognized.

(c) To reverse historical depreciation expense and record depreciation expense over an estimated life of 25 years, 10% salvage value, based on the portion of the acquisition cost allocated to property, plant and equipment.

(d) To reverse historical interest expense incurred and capitalized by Orion, as well as interest income earned by Orion.

(e) To reflect the tax effect, based on statutory rates, of the pro forma pre-tax income adjustments related to the Orion acquisition and to adjust taxes on Orion's earnings to reflect the effect of Orion's losses on Valero's consolidated operations rather than the operations of Orion on a stand-alone basis. The statutory rate utilized for the six months ended June 30, 2003 and the year ended December 31, 2002 includes federal taxes at 35% and state taxes based on the statutory Louisiana tax rate of 8% plus additional state income taxes applicable to certain states that assess taxes based on income of the consolidated entity.

(f)  To record dividends on the 2% mandatory convertible preferred stock.

(g) To reflect the issuance of common stock upon the assumed conversion of the mandatory convertible preferred stock as of the beginning of the period presented.

(h) Conversion of the mandatory convertible preferred stock is not assumed because the effect would be antidilutive.